UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of Alere Inc., dated November 4, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to make corrections relating to the allocation of cost of net revenue between segments included in the non-GAAP reconciliation statements included in Exhibit 99.1 to the Original Form 8-K, as described in more detail in Item 2.02 below.

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2015, Alere Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2015. The press release issued in connection with the announcement, which was furnished as Exhibit 99.1 to the Original Form 8-K, contained errors to the table captioned “Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin – Professional Diagnostics Segment” for the three months ended September 30, 2015. Specifically, the following adjustments are being made to that table (amount in thousands):

	Amounts reported in Original Form 8-K	Corrected Amounts
Cost of net revenue	$292,156	$308,976
Non-GAAP adjusted cost of net revenue	$275,174	$291,994
Non-GAAP adjusted gross profit	$305,254	$288,434
Non-GAAP adjusted gross margin	52.6%	49.7%

The following is this table presented in its entirety:

Professional Diagnostics Segment	Three Months Ended September 30, 2014 (1)		Three Months Ended June 30, 2015		Three Months Ended September 30, 2015
Net product sales and services revenue	$628,012		$598,817		$579,998
Adjustment related to acquired software license contracts	324		200		430

Non-GAAP adjusted net product sales and services revenue	628,336		599,017		580,428

Cost of net revenue	329,013		312,068		308,976
Less adjustments:
Amortization of acquisition-related intangible assets	15,659		13,112		16,133
Stock-based compensation expense	291		287		326
Restructuring charges	5,654		897		523

Non-GAAP adjusted cost of net revenue	307,409		297,772		291,994

Non-GAAP adjusted gross profit/margin	$320,927	51.1%	$301,245	50.3%	$288,434	49.7%

Note:

(1)	Restated to reflect the impact of discontinued operations and the impact of a change in segment reporting

The information provided under this Form 8-K/A (including Exhibit 99.1) is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: November 5, 2015	By:	/s/ James F. Hinrichs
Name: James F. Hinrichs
Title: Executive Vice President & Chief Financial Officer